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                                                                      Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report on Form 10-K of The J. M. Smucker Company for the fiscal year ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    /s/  Timothy P. Smucker
                                    --------------------------------------------
                                    Name:   Timothy P. Smucker
                                    Title:  Co-Chief Executive Officer


                                    /s/ Richard K. Smucker
                                    --------------------------------------------
                                    Name:   Richard K. Smucker
                                    Title:  Co-Chief Executive Officer
                                            and Chief Financial Officer

Date:  July 13, 2004
       -------------

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.